Exhibit 99.1

Press Release

____________________________________________________________________________________________________________________________________________

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results For The Three Months Ended December 31, 2017 and The Nine Month Transition Period From April 1, 2017 through December 31, 2017

HOUSTON, March 14, 2018 — Tidewater Inc. (NYSE:TDW) announced today a net loss for the three months ended December 31, 2017 (Successor), of $23.6 million, or $1.02 per common share, on revenues of $104.5 million. For the five month period from August 1, 2017 through December 31, 2017 (Successor), the net loss was $39.3 million, or $1.82 per common share, on revenues of $178.8 million.

As more fully explained in the company's Form 10-K for the nine month transition period ended December 31, 2017, upon emergence from Chapter 11 bankruptcy on July 31, 2017, the company adopted fresh start accounting in accordance with applicable accounting and reporting regulations, which resulted in the company becoming a new entity for financial reporting purposes on July 31, 2017. References herein to "Successor" relate to the financial position and results of operations of the reorganized company subsequent to July 31, 2017, while references to "Predecessor" relate to the financial position and results of operations of the company through July 31, 2017.

Included in the $23.6 million ($1.02 per common share) net loss for the three months ending December 31, 2017 (Successor) were the following:

•	$16.8 million ($0.72 per common share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the three months ended December 31, 2017.
•	$2.4 million ($0.10 per common share) of reorganization items related to the company’s Chapter 11 proceedings.

Included in the $39.3 million ($1.82 per common share) net loss for the five month period from August 1, 2017 through December 31, 2017 (Successor) were the following:

•	$16.8 million ($0.78 per share) in non-cash asset impairment charges that resulted from impairment reviews undertaken during the five month period ended December 31, 2017.
•	$4.3 million ($0.20 per share) of reorganization items related to the company’s Chapter 11 proceedings.

Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) for the three months ended December 31, 2017 (Successor), which excludes reorganization items and asset impairment charges, but includes $2.6 million of stock-based compensation expense, was $13.3 million. EBITDA for the five month period from August 1, 2017 through December 31, 2017 (Successor), which excludes reorganization items and asset impairment charges, but includes $3.7 million of stock-based compensation expense and $1.2 million of vessel operating lease expense for vessels returned to their respective owners in connection with the company’s Plan of Reorganization, was $17.7 million. (See disclosures related to Non-GAAP measures in other fleet and financial data beginning on page 13 herein.)

John Rynd, President and Chief Executive Officer of Tidewater stated, “The extended weakness in the offshore supply vessel market continued to be reflected in our fourth quarter financial results. While improvements in oil prices are encouraging, our customers have not yet committed to a meaningful increase in offshore exploration and development spending. As we continue to navigate a market that we expect to remain challenging in 2018, the management team remains focused on executing its post-restructuring business plan, including additional cost reductions, a targeted rationalization of the owned fleet, preserving a low-leverage balance sheet and maintaining a strong liquidity position.”

Tom Bates, Chairman of the Board of Directors, added, “I would like to again thank Larry Rigdon for his leadership of the business during his tenure as interim President and Chief Executive Officer.  Significant progress has been made in achieving the company's near-term objective of reaching a cash flow breakeven. John, Larry and I look forward to working with our fellow directors on behalf of all Tidewater stakeholders.”

Tidewater will hold a conference call to discuss results for the three months ended December 31, 2017 on Thursday, March 15, 2018, at 10:00 a.m. Central Time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central Time on March 15, 2018, and will continue until 11:59 p.m. Central Time on March 17, 2018. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 46593166.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until April 15, 2018.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involve numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleets of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc.,

Quinn P. Fanning

Executive Vice President and Chief Financial Officer

713-470-5231

Jason Stanley

Director, Investor Relations

713-470-5292

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(In thousands, except share and per share data)

	Successor	Predecessor
	Three Months	Three Months
	Ended	Ended
	December 31, 2017	December 31, 2016
Revenues:
Vessel revenues	$101,313	125,120
Other operating revenues	3,140	4,095
	104,453	129,215
Costs and expenses:
Vessel operating costs	68,201	82,358
Costs of other operating revenues	1,519	2,714
General and administrative (A)	30,373	34,151
Vessel operating leases	91	8,441
Depreciation and amortization	12,195	41,302
Gain on asset dispositions, net	(6,612)	(6,139)
Asset impairments	16,777	253,422
	122,544	416,249
Operating loss	(18,091)	(287,034)
Other income (expenses):
Foreign exchange gain (loss)	(349)	2,970
Equity in net earnings of unconsolidated companies	825	1,557
Interest income and other	1,898	1,437
Reorganization items (B)	(2,419)	—
Interest and other debt costs	(7,769)	(18,587)
	(7,814)	(12,623)
Loss before income taxes	(25,905)	(299,657)
Income tax (benefit) expense	(2,706)	(2,884)
Net loss	$(23,199)	(296,773)
Less: Net income (loss) attributable to noncontrolling interests	374	903
Net loss attributable to Tidewater Inc.	$(23,573)	(297,676)
Basic loss per common share	$(1.02)	(6.32)
Diluted loss per common share	$(1.02)	(6.32)
Weighted average common shares outstanding (C)	23,137,909	47,068,079
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares	23,137,909	47,068,079

Note (A):  Restructuring-related professional services costs for the three months ended December 31, 2017 (Successor) are included in reorganization items. Restructuring-related professional services costs included in general and administrative expenses for the three months ended December 31, 2016 (Predecessor), were $5.2 million.

Note (B):  Restructuring-related professional services and sale leaseback redelivery costs included in reorganization items for the three months ended December 31, 2017 (Successor) were $2.0 million and $0.4 million, respectively.

Note (C):  Weighted average shares outstanding include 924,125 shares issuable upon the exercise of Jones Act-related New Creditor Warrants held by U.S. citizens.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(In thousands, except share and per share data)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Nine Months
	through	through	Ended
	December 31, 2017	July 31, 2017	December 31, 2016
Revenues:
Vessel revenues	$171,884	146,597	426,911
Other operating revenues	6,869	4,772	13,951
	178,753	151,369	440,862
Costs and expenses:
Vessel operating costs	120,502	116,438	278,326
Costs of other operating revenues	3,792	2,348	10,040
General and administrative (D)	46,619	41,832	104,152
Vessel operating leases	1,215	6,165	25,323
Depreciation and amortization	20,337	47,447	129,699
Gain on asset dispositions, net	(6,616)	(3,561)	(18,035)
Asset impairments	16,777	184,748	419,870
	202,626	395,417	949,375
Operating loss	(23,873)	(244,048)	(508,513)
Other income (expenses):
Foreign exchange loss	(407)	(3,181)	(2,302)
Equity in net earnings of unconsolidated companies	2,130	4,786	2,869
Interest income and other	2,771	2,384	3,605
Reorganization items (E)	(4,299)	(1,396,905)	—
Interest and other debt costs	(13,009)	(11,179)	(54,018)
	(12,814)	(1,404,095)	(49,846)
Loss before income taxes	(36,687)	(1,648,143)	(558,359)
Income tax (benefit) expense	2,039	(1,234)	4,680
Net loss	$(38,726)	(1,646,909)	(563,039)
Less: Net income attributable to noncontrolling interests	540	—	2,224
Net loss attributable to Tidewater Inc.	$(39,266)	(1,646,909)	(565,263)
Basic loss per common share	$(1.82)	(34.95)	(12.01)
Diluted loss per common share	$(1.82)	(34.95)	(12.01)
Weighted average common shares outstanding (F)	21,539,143	47,121,330	47,067,887
Dilutive effect of stock options and restricted stock	—	—	—
Adjusted weighted average common shares	21,539,143	47,121,330	47,067,887

Note (D):  Restructuring-related professional services costs for the five month period from August 1, 2017 through December 31, 2017 (Successor) are included in reorganization items. Restructuring-related professional services costs included in general and administrative expenses for the four month period from April 1, 2017 through July 31, 2017 (Predecessor), and for the nine months ended December 31, 2016 (Predecessor), were $6.7 million and $12.2 million, respectively.

Note (E):  Reorganization items for the five month period from August 1, 2017 through December 31, 2017 (Successor) of $4.3 million include (i) $1.6 million related to re-delivery of sale leaseback vessels to their respective owners and (ii) $2.7 million of restructuring-related professional services costs.

Reorganization items for the four month period from April 1, 2017 through July 31, 2017 (Predecessor) of $1.4 billion include (i) $1.8 billion of fresh start accounting adjustments, (ii) the establishment of a reserve in regards to sale leaseback claims of $323.6 million and the write-off of leasehold improvements to vessels underlying sale leaseback transactions of $1.7 million, partially offset by the recognition of sale leaseback-related deferred gains of $105.9 million and accrued liabilities associated with the recognition of lease expense on a straight-line basis of $11.3 million, (iii) $94.8 million of make-whole claims on the Senior Notes and $5.2 million of debt issue costs and (iv) restructuring-related professional services costs incurred subsequent to the Petition Date of $28.0 million. Offsetting these reorganization charges is a gain on settlement of liabilities subject to compromise of $767.6 million.

Note (F):  Weighted average shares outstanding include 924,125 shares issuable upon the exercise of Jones Act-related New Creditor Warrants held by U.S. citizens.

TIDEWATER INC.

CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	Successor	Predecessor
	December 31,	March 31,
ASSETS	2017	2017
Current assets:
Cash and cash equivalents	$432,035	706,404
Restricted cash	21,300	—
Trade and other receivables, less allowance for doubtful accounts of $1,800 and $16,165 as of December 31, 2017 and March 31, 2017, respectively	114,184	123,262
Due from affiliate	230,315	262,652
Marine operating supplies	28,220	30,560
Other current assets	19,130	18,409
Total current assets	845,184	1,141,287
Investments in, at equity, and advances to unconsolidated companies	29,216	45,115
Net properties and equipment	837,520	2,864,762
Deferred drydocking and survey costs	3,208	—
Other assets	31,052	139,535
Total assets	$1,746,180	4,190,699

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$38,497	31,599
Accrued expenses	54,806	78,121
Due to affiliate	99,448	132,857
Accrued property and liability losses	2,585	3,583
Current portion of long-term debt	5,103	2,034,124
Other current liabilities	19,693	48,429
Total current liabilities	220,132	2,328,713
Long-term debt	443,057	—
Deferred income taxes	—	46,013
Accrued property and liability losses	2,471	10,209
Other liabilities and deferred credits	58,576	154,705

Commitments and Contingencies

Equity:
Predecessor Common stock of $0.10 par value, 125,000,000 shares authorized, 47,121,304 shares issued and outstanding at March 31, 2017	—	4,712
Predecessor Additional paid-in capital	—	165,221
Successor Common stock of $0.001 par value, 125,000,000 shares authorized, 22,115,916 shares issued and outstanding at December 31, 2017	22	—
Successor Additional paid-in capital	1,059,120	—
Retained (deficit) earnings	(39,266)	1,475,329
Accumulated other comprehensive loss	(147)	(10,344)
Total stockholders’ equity	1,019,729	1,634,918
Noncontrolling interests	2,215	16,141
Total equity	1,021,944	1,651,059
Total liabilities and equity	$1,746,180	4,190,699

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	Successor	Predecessor
	Three Months	Three Months
	Ended	Ended
(In thousands)	December 31, 2017	December 31, 2016
Net loss	$(23,199)	(296,773)
Other comprehensive income:
Unrealized gains (losses) on available for sale securities, net of tax of $0 and $0	174	(73)
Change in loss on derivative contract, net of tax of $0 and $0	—	70
Changes in supplemental executive retirement plan liability, net of tax of $0 and $0	(1,582)	—
Changes in pension plan minimum liability, net of tax of $0 and $0	(357)	—
Change in other benefit plan minimum liability, net of tax of $0 and $0	1,536	—
Total comprehensive loss	$(23,428)	(296,776)

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Nine Months
	through	through	Ended
(In thousands)	December 31, 2017	July 31, 2017	December 31, 2016
Net loss	$(38,726)	(1,646,909)	(563,039)
Other comprehensive income:
Unrealized gains on available for sale securities, net of tax of $0, $0 and $0	256	163	207
Change in loss on derivative contract, net of tax of $0, $0 and $0	—	—	213
Changes in supplemental executive retirement plan liability, net of tax of $0, $0 and $0	(1,582)	(536)	—
Changes in pension plan minimum liability, net of tax of $0, $0 and $0	(357)	(594)	—
Change in other benefit plan minimum liability, net of tax of $0, $0 and $0	1,536	(1,468)	—
Total comprehensive loss	$(38,873)	(1,649,344)	(562,619)

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Nine Months
	through	through	Ended
(In thousands)	December 31, 2017	July 31, 2017	December 31, 2016
Operating activities:
Net loss (G)	$(38,726)	(1,646,909)	(563,039)
Adjustments to reconcile net loss to net cash provided by operating activities:
Reorganization items (non-cash)	—	1,368,882	—
Depreciation and amortization	20,131	47,447	129,699
Amortization of deferred drydocking and survey costs	206	—	—
Amortization of debt premiums and discounts	(715)	—	—
Provision for deferred income taxes	—	(5,543)	—
Gain on asset dispositions, net	(6,616)	(3,561)	(18,035)
Asset impairments	16,777	184,748	419,870
Changes in investments in, at equity, and advances to unconsolidated companies	(4,531)	(4,252)	(2,551)
Compensation expense - stock-based	3,731	1,707	4,166
Changes in operating assets and liabilities, net:
Trade and other receivables	2,312	6,286	53,778
Changes in due to/from affiliate, net	(2,373)	1,301	(4,132)
Marine operating supplies	1,229	88	2,693
Other current assets	10,305	(1,840)	(6,065)
Accounts payable	(1,259)	8,157	1,341
Accrued expenses	(24,896)	17,245	(27,954)
Accrued property and liability losses	(176)	(822)	253
Other current liabilities	(4,026)	(2,337)	(22,798)
Other liabilities and deferred credits	(1,089)	2,884	(4,541)
Other, net	(5,830)	4,932	(3,014)
Net cash used in operating activities	(35,546)	(21,587)	(40,329)
Cash flows from investing activities:
Proceeds from sales of assets	32,742	2,172	12,333
Additions to properties and equipment	(9,834)	(2,265)	(17,144)
Payments related to novated vessel construction contract	—	5,272	—
Refunds from cancelled vessel construction contracts	—	—	25,565
Net cash provided by investing activities	22,908	5,179	20,754
Cash flows from financing activities:
Principal payment on long-term debt	(1,176)	(5,124)	(7,337)
Cash payments to creditors pursuant to the plan of reorganization	(93,719)	(122,806)	—
Cash received for issuance of common stock	2	—	—
Other	—	(1,200)	(1,722)
Net cash used in financing activities	(94,893)	(129,130)	(9,059)
Net change in cash and cash equivalents	(107,531)	(145,538)	(28,634)
Cash and cash equivalents at beginning of period	560,866	706,404	678,438
Cash and cash equivalents at end of period	$453,335	560,866	649,804
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$8,223	1,577	62,469
Income taxes	$4,654	4,740	24,749
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$—	—	5,330

Note (G): Net loss includes restructuring-related professional services costs and costs related to the re-delivery of sale leaseback vessels to their respective owners for the five month period from August 1, 2017 through December 31, 2017 (Successor), the four month period from April 1, 2017 through July 31, 2017 (Predecessor), and for the nine months ended December 31, 2016 (Predecessor), of $4.3 million, $34.7 million and $12.2 million, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)	Common stock	Additional paid-in capital	Retained earnings (deficit)	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2016 (Predecessor)	$4,707	166,604	2,135,075	(6,866)	6,034	2,305,554
Total comprehensive loss	—	—	(660,118)	(3,478)	10,107	(653,489)
Stock option activity	—	1,146	—	—	—	1,146
Amortization/cancellation of restricted stock units	5	(2,529)	372	—	—	(2,152)
Balance at March 31, 2017 (Predecessor)	$4,712	165,221	1,475,329	(10,344)	16,141	1,651,059
Total comprehensive loss	—	—	(1,646,909)	(2,435)	—	(1,649,344)
Stock option expense	—	390	—	—	—	390
Cancellation/forfeiture of restricted stock units	—	1,254	—	—	—	1,254
Amortization of restricted stock units	—	2	—	—	—	2
Cash paid to noncontrolling interests	—	—	—	—	(1,200)	(1,200)
Balance at July 31, 2017 (Predecessor)	$4,712	166,867	(171,580)	(12,779)	14,941	2,161
Cancellation of Predecessor equity	(4,712)	(166,867)	171,580	12,779	(13,266)	(486)
Balance at July 31, 2017 (Predecessor)	$—	—	—	—	1,675	1,675

Issuance of Successor common stock and warrants	$18	1,055,391	—	—	—	1,055,409

Balance at August 1, 2017 (Successor)	$18	1,055,391	—	—	1,675	1,057,084
Total comprehensive loss	—	—	(39,266)	(147)	540	(38,873)
Issuance of common stock	4	(2)	—	—	—	2
Amortization/cancellation of restricted stock units	—	3,731	—	—	—	3,731
Balance at December 31, 2017 (Successor)	$22	1,059,120	(39,266)	(147)	2,215	1,021,944

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Successor		Predecessor
	Three Months		Three Months
	Ended		Ended
	December 31, 2017		December 31, 2016
(In thousands)		%		%
Vessel revenues:
Americas	$28,335	28%	45,577	36%
Middle East/Asia Pacific	23,176	23%	26,233	21%
Africa/Europe	49,802	49%	53,310	43%
Total vessel revenues	$101,313	100%	125,120	100%
Vessel operating costs:
Crew costs	$37,149	37%	43,384	35%
Repair and maintenance	7,709	7%	13,214	10%
Insurance and loss reserves	2,946	3%	2,142	2%
Fuel, lube and supplies	9,400	9%	7,782	6%
Other	10,997	11%	15,836	13%
Total vessel operating costs	68,201	67%	82,358	66%
Vessel operating margin (H)	$33,112	33%	42,762	34%

	Successor		Predecessor
	Period from		Period from
	August 1, 2017		April 1, 2017		Nine Months
	through		through		Ended
	December 31, 2017		July 31, 2017		December 31, 2016
(In thousands)		%		%		%
Vessel revenues:
Americas	$45,784	27%	40,848	28%	159,310	37%
Middle East/Asia Pacific	39,845	23%	36,313	25%	87,940	21%
Africa/Europe	86,255	50%	69,436	47%	179,661	42%
Total vessel revenues	$171,884	100%	146,597	100%	426,911	100%
Vessel operating costs:
Crew costs	$64,854	38%	56,653	39%	148,642	35%
Repair and maintenance	14,082	8%	23,040	16%	43,183	10%
Insurance and loss reserves	4,625	3%	3,949	3%	11,775	2%
Fuel, lube and supplies	16,390	9%	12,279	8%	28,730	7%
Other	20,551	12%	20,517	14%	45,996	11%
Total vessel operating costs	120,502	70%	116,438	80%	278,326	65%
Vessel operating margin (H)	$51,382	30%	30,159	20%	148,585	35%

Note (H):  Vessel operating margin equals vessel revenues less vessel operating costs and excludes general and administrative expenses, vessel operating leases and depreciation and amortization expenses. The following tables reconcile vessel operating margin as presented above to vessel operating profit (loss):

	Successor	Predecessor
	Three Months	Three Months
	Ended	Ended
(In thousands)	December 31, 2017	December 31, 2016
Vessel operating margin	$33,112	42,762
General and administrative expenses - vessel operations	(19,946)	(20,608)
Vessel operating leases	(91)	(8,441)
Depreciation and amortization - vessel operations	(11,681)	(39,882)
Vessel operating profit (loss)	$1,394	(26,169)

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Nine Months
	through	through	Ended
(In thousands)	December 31, 2017	July 31, 2017	December 31, 2016
Vessel operating margin	$51,382	30,159	148,585
General and administrative expenses - vessel operations	(31,160)	(23,881)	(68,861)
Vessel operating leases	(1,215)	(6,165)	(25,323)
Depreciation and amortization - vessel operations	(19,344)	(45,604)	(124,232)
Vessel operating profit (loss)	$(337)	(45,491)	(69,831)

The company’s other operating profit (loss) consists of the following:

	Successor	Predecessor
	Three Months	Three Months
	Ended	Ended
(In thousands)	December 31, 2017	December 31, 2016
Other operating revenues	$3,140	4,095
Costs of other marine revenues	(1,519)	(2,714)
General and administrative expenses - other operating activities	(401)	(410)
Depreciation and amortization - other operating activities	(415)	(855)
Other operating profit	$805	116

	Successor	Predecessor
	Period from	Period from
	August 1, 2017	April 1, 2017	Nine Months
	through	through	Ended
(In thousands)	December 31, 2017	July 31, 2017	December 31, 2016
Other operating revenues	$6,869	4,772	13,951
Costs of other marine revenues	(3,792)	(2,348)	(10,040)
General and administrative expenses - other operating activities	(636)	(409)	(1,659)
Depreciation and amortization - other operating activities	(827)	(1,139)	(3,575)
Other operating profit (loss)	$1,614	876	(1,323)

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Successor		Predecessor
	Three Months		Three Months
	Ended		Ended
	December 31, 2017		December 31, 2016
(In thousands)		%		%
Vessel operating profit (loss):
Americas	$1,052	1%	(6,242)	(5%)
Middle East/Asia Pacific	(493)	(<1%)	(8,368)	(6%)
Africa/Europe	835	<1%	(11,559)	(9%)
	1,394	1%	(26,169)	(20%)
Other operating profit (loss)	805	1%	116	(<1%)
	2,199	2%	(26,053)	(20%)

Corporate general and administrative expenses (I)	(10,026)	(10%)	(13,133)	(10%)
Corporate depreciation	(99)	(<1%)	(565)	(1%)
Corporate expenses	(10,125)	(10%)	(13,698)	(11%)

Gain on asset dispositions, net	6,612	6%	6,139	5%
Asset impairments	(16,777)	(15%)	(253,422)	(196%)
Operating loss	$(18,091)	(17%)	(287,034)	(222%)
Foreign exchange gain (loss)	(349)	(<1%)	2,970	2%
Equity in net earnings of unconsolidated companies	825	<1%	1,557	1%
Interest income and other, net	1,898	2%	1,437	1%
Reorganization items (J)	(2,419)	(2%)	—	—
Interest and other debt costs	(7,769)	(8%)	(18,587)	(14%)
Loss before income taxes	$(25,905)	(25%)	(299,657)	(232%)

Note (I):  Restructuring-related professional services costs included in general and administrative expenses for the three months ended December 31, 2016 (Predecessor), were $5.2 million.

Note (J):  Reorganization items for the three months ended December 31, 2017 (Successor) included $2.0 million of restructuring-related professional services and sale leaseback redelivery costs of $0.4 million.

	Successor		Predecessor
	Period from		Period from
	August 1, 2017		April 1, 2017		Nine Months
	through		through		Ended
	December 31, 2017		July 31, 2017		December 31, 2016
(In thousands)		%		%		%
Vessel operating profit (loss):
Americas	$(1,599)	(1%)	(22,549)	(15%)	(11,745)	(3%)
Middle East/Asia Pacific	451	<1%	(1,434)	(1%)	(19,146)	(4%)
Africa/Europe	811	1%	(21,508)	(14%)	(38,940)	(9%)
	(337)	(<1%)	(45,491)	(30%)	(69,831)	(16%)
Other operating profit (loss)	1,614	1%	876	1%	(1,323)	(<1%)
	1,277	1%	(44,615)	(29%)	(71,154)	(16%)

Corporate general and administrative expenses (K)	(14,823)	(8%)	(17,542)	(12%)	(33,632)	(8%)
Corporate depreciation	(166)	(<1%)	(704)	(<1%)	(1,892)	(<1%)
Corporate expenses	(14,989)	(8%)	(18,246)	(12%)	(35,524)	(8%)

Gain on asset dispositions, net	6,616	3%	3,561	2%	18,035	4%
Asset impairments	(16,777)	(9%)	(184,748)	(122%)	(419,870)	(95%)
Operating loss	$(23,873)	(13%)	(244,048)	(161%)	(508,513)	(115%)
Foreign exchange loss	(407)	(<1%)	(3,181)	(2%)	(2,302)	(1%)
Equity in net earnings of unconsolidated companies	2,130	1%	4,786	3%	2,869	<1%
Interest income and other, net	2,771	1%	2,384	2%	3,605	1%
Reorganization items (L)	(4,299)	(3%)	(1,396,905)	(923%)	—	—
Interest and other debt costs	(13,009)	(7%)	(11,179)	(8%)	(54,018)	(12%)
Loss before income taxes	$(36,687)	(21%)	(1,648,143)	(1089%)	(558,359)	(127%)

Note (K):  Restructuring-related professional services costs for the five month period from August 1, 2017 through December 31, 2017 (Successor) are included in reorganization items. Restructuring-related professional services costs included in general and administrative expenses for the four month period from April 1, 2017 through July 31, 2017 (Predecessor), and for the nine months ended December 31, 2016 (Predecessor), were $6.7 million and $12.2 million, respectively.

Note (L):  Reorganization items for the five month period from August 1, 2017 through December 31, 2017 (Successor) of $4.3 million include (i) $1.6 million related to re-delivery of sale leaseback vessels to their respective owners and (ii) $2.7 million of restructuring-related professional services costs.

Reorganization items for the four month period from April 1, 2017 through July 31, 2017 (Predecessor) of $1.4 billion include (i) $1.8 billion of fresh start accounting adjustments, (ii) the establishment of a reserve in regards to sale leaseback claims of $323.6 million and the write-off of leasehold improvements to vessels underlying sale leaseback transactions of $1.7 million, partially offset by the recognition of sale leaseback-related deferred gains of $105.9 million and accrued liabilities associated with the recognition of lease expense on a straight-line basis of $11.3 million, (iii) $94.8 million of make-whole claims on the Senior Notes and $5.2 million of debt issue costs and (iv) restructuring-related professional services costs incurred subsequent to the Petition Date of $28.0 million. Offsetting these reorganization charges is a gain on settlement of liabilities subject to compromise of $767.6 million.

For the following tables for illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended

	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
Revenues:
Vessel revenues	$101,313	104,911	112,257	156,905	125,120
Other operating revenues	3,140	5,652	2,849	3,844	4,095
	104,453	110,563	115,106	160,749	129,215
Costs and expenses:
Vessel operating costs	68,201	84,966	83,773	80,845	82,358
Costs of other operating revenues	1,519	3,036	1,585	2,689	2,714
General and administrative (M)	30,373	25,019	33,059	41,727	34,151
Vessel operating leases	91	1,747	5,542	8,443	8,441
Depreciation and amortization	12,195	19,302	36,287	37,592	41,302
Gain on asset dispositions, net	(6,612)	(376)	(3,189)	(6,064)	(6,139)
Asset impairments	16,777	21,325	163,423	64,857	253,422
	122,544	155,019	320,480	230,089	416,249
Operating loss	(18,091)	(44,456)	(205,374)	(69,340)	(287,034)
Other income (expenses):
Foreign exchange gain (loss)	(349)	(2,082)	(1,157)	664	2,970
Equity in net earnings of unconsolidated companies	825	1,574	4,517	2,841	1,557
Interest income and other	1,898	1,577	1,680	1,588	1,437
Reorganization items (M)	(2,419)	(1,085,609)	(313,176)	—	—
Interest and other debt costs	(7,769)	(5,814)	(10,605)	(21,008)	(18,587)
	(7,814)	(1,090,354)	(318,741)	(15,915)	(12,623)
Loss before income taxes	(25,905)	(1,134,810)	(524,115)	(85,255)	(299,657)
Income tax (benefit) expense	(2,706)	3,216	295	1,717	(2,884)
Net loss	$(23,199)	(1,138,026)	(524,410)	(86,972)	(296,773)
Less: Net income (loss) attributable to noncontrolling interests	374	142	24	7,883	903
Net loss attributable to Tidewater Inc.	$(23,573)	(1,138,168)	(524,434)	(94,855)	(297,676)
Basic loss per common share	$(1.02)	—	—	—	—
Diluted loss per common share	$(1.02)	—	—	—	—
Weighted average common shares outstanding (N)	23,137,909	—	—	—	—
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	23,137,909	—	—	—	—

Vessel operating margin	$33,112	19,945	28,484	76,060	42,762

Note (M): Restructuring-related items:
Restructuring-related professional services costs included in general and administrative expenses	$—	—	6,709	16,805	5,188
Restructuring-related professional services costs included in reorganization items	2,031	23,494	5,165	—	—
Restructuring-related sale leaseback vessel redelivery costs included in reorganization items	388	1,244	—	—	—
Total	$2,419	24,738	11,874	16,805	5,188

Note (N): Weighted average shares outstanding include 924,125 shares issuable upon the exercise of Jones Act-related New Creditor Warrants held by U.S. citizens. Common shares and New Creditor Warrants and the sum of common shares and New Creditor Warrants outstanding at December 31, 2017 were 22,115,916, 7,884,006 and 29,999,922, respectively.

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	December 31,	September 30,	June 30,	March 31,	December 31,
ASSETS	2017	2017	2017	2017	2016
Current assets:
Cash and cash equivalents	$432,035	459,978	683,778	706,404	649,804
Restricted Cash	21,300	—	—	—	—
Trade and other receivables, net	114,184	120,271	116,612	123,262	174,335
Due from affiliate	230,315	245,056	252,810	262,652	287,592
Marine operating supplies	28,220	31,083	31,097	30,560	30,720
Other current assets	19,130	14,813	34,619	18,409	22,053
Total current assets	845,184	871,201	1,118,916	1,141,287	1,164,504
Investments in, at equity, and advances to unconsolidated companies	29,216	25,729	49,216	45,115	42,516
Net properties and equipment	837,520	868,689	2,659,314	2,864,762	3,009,407
Deferred drydocking and survey costs	3,208	388	—	—	—
Other assets	31,052	46,845	92,134	139,535	98,772
Total assets	$1,746,180	1,812,852	3,919,580	4,190,699	4,315,199

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$38,497	39,439	35,087	31,599	50,754
Accrued expenses	54,806	61,115	63,155	78,121	67,412
Due to affiliate	99,448	112,642	121,037	132,857	132,836
Accrued property and liability losses	2,585	2,774	2,758	3,583	3,574
Current portion of long-term debt	5,103	5,174	10,106	2,034,124	2,036,060
Other current liabilities	19,693	38,041	28,029	48,429	50,274
Total current liabilities	220,132	259,185	260,172	2,328,713	2,340,910
Long-term debt	443,057	445,677	80,863	—	—
Deferred income taxes	—	—	—	46,013	56,375
Accrued property and liability losses	2,471	2,607	2,776	10,209	11,113
Other liabilities and deferred credits	58,576	62,569	60,382	154,705	159,237
Liabilities subject to compromise	—	—	2,389,557	—	—

Commitments and Contingencies

Equity:
Common stock	22	21	4,712	4,712	4,707
Additional paid-in capital	1,059,120	1,056,563	165,516	165,221	171,018
Retained earnings	(39,266)	(15,693)	950,895	1,475,329	1,570,027
Accumulated other comprehensive loss	(147)	82	(10,258)	(10,344)	(6,446)
Total stockholders’ equity	1,019,729	1,040,973	1,110,865	1,634,918	1,739,306
Noncontrolling interests	2,215	1,841	14,965	16,141	8,258
Total equity	1,021,944	1,042,814	1,125,830	1,651,059	1,747,564
Total liabilities and equity	$1,746,180	1,812,852	3,919,580	4,190,699	4,315,199

Due from affiliate, net of due to affiliate	$130,867	132,414	131,773	129,795	154,756

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
REVENUE BY VESSEL CLASS (In thousands):

Americas fleet:
Deepwater (O)	$17,062	14,102	17,313	62,831	30,846
Towing-supply	8,263	9,319	11,274	14,738	11,905
Other	3,010	2,989	3,300	2,964	2,826
Total (O)	$28,335	26,410	31,887	80,533	45,577
Middle East/Asia Pacific fleet:
Deepwater	$9,066	8,393	10,701	9,433	8,605
Towing-supply	14,110	16,823	17,065	17,245	17,628
Other	—	—	—	—	—
Total	$23,176	25,216	27,766	26,678	26,233
Africa/Europe fleet:
Deepwater	$24,753	25,170	22,158	23,032	21,748
Towing-supply	20,448	23,173	27,019	22,794	26,087
Other	4,601	4,942	3,427	3,868	5,475
Total	$49,802	53,285	52,604	49,694	53,310
Worldwide fleet:
Deepwater (O)	$50,881	47,665	50,172	95,296	61,199
Towing-supply	42,821	49,315	55,358	54,777	55,620
Other	7,611	7,931	6,727	6,832	8,301
Total (O)	$101,313	104,911	112,257	156,905	125,120

Note (O):  Included in Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total revenue for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	31	39	41	41	41
Towing-supply	16	19	21	22	22
Other	6	8	8	8	8
Total	53	66	70	71	71
Stacked vessels	(27)	(39)	(35)	(34)	(35)
Active vessels	26	27	35	37	36
Middle East/Asia Pacific fleet:
Deepwater	21	21	22	23	22
Towing-supply	39	43	44	44	46
Other	—	1	1	1	1
Total	60	65	67	68	69
Stacked vessels	(20)	(25)	(25)	(24)	(30)
Active vessels	40	40	42	44	39
Africa/Europe fleet:
Deepwater	44	43	41	41	42
Towing-supply	41	44	44	43	43
Other	31	33	37	38	38
Total	116	120	122	122	123
Stacked vessels	(42)	(42)	(49)	(54)	(50)
Active vessels	74	78	73	68	73
Worldwide fleet:
Deepwater	96	103	104	105	105
Towing-supply	96	106	109	109	111
Other	37	42	46	47	47
Total	229	251	259	261	263
Stacked vessels	(89)	(106)	(109)	(112)	(115)
Active vessels	140	145	150	149	148

Total active	140	145	150	149	148
Total stacked	89	106	109	112	115
Total joint venture and other vessels	8	8	8	8	8
Total	237	259	267	269	271

AVERAGE NUMBER OF LEASED VESSELS INCLUDED IN VESSEL COUNTS ABOVE:

Americas fleet:
Deepwater	—	7	8	8	8
Towing-supply	—	3	3	3	3
Total	—	10	11	11	11
Stacked vessels	—	(7)	(7)	(7)	(6)
Active vessels	—	3	4	4	5
Africa/Europe fleet:
Towing-supply	—	5	5	5	5
Total	—	5	5	5	5
Stacked vessels	—	—	—	(1)	(1)
Active vessels	—	5	5	4	4
Worldwide fleet:
Deepwater	—	7	8	8	8
Towing-supply	—	8	8	8	8
Total	—	15	16	16	16
Stacked vessels	—	(7)	(7)	(8)	(7)
Active vessels	—	8	9	8	9

Note (P):  Included in total owned or chartered vessels at December 31, 2017 (Successor), September 30, 2017 (Successor), June 30, 2017 (Predecessor), March 31, 2017 (Predecessor) and December 31, 2016 (Predecessor), were 89, 91, 115, 111, and 116 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of our total fleet utilization statistics.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,893	3,545	3,731	3,690	3,812
Towing-supply	1,441	1,773	1,941	1,980	2,012
Other	574	736	728	720	736
Total	4,908	6,054	6,400	6,390	6,560
Middle East/Asia Pacific fleet:
Deepwater	1,908	1,932	2,001	2,070	2,068
Towing-supply	3,604	3,980	3,974	3,952	4,232
Other	3	92	91	90	92
Total	5,515	6,004	6,066	6,112	6,392
Africa/Europe fleet:
Deepwater	4,072	3,996	3,732	3,650	3,822
Towing-supply	3,719	4,045	4,004	3,886	3,956
Other	2,852	3,021	3,352	3,420	3,496
Total	10,643	11,062	11,088	10,956	11,274
Worldwide fleet:
Deepwater	8,873	9,473	9,464	9,410	9,702
Towing-supply	8,764	9,798	9,919	9,818	10,200
Other	3,429	3,849	4,171	4,230	4,324
Total	21,066	23,120	23,554	23,458	24,226

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	1,565	2,359	2,110	1,874	1,990
Towing-supply	705	889	849	900	969
Other	206	368	273	270	276
Total	2,476	3,616	3,232	3,044	3,235
Middle East/Asia Pacific fleet:
Deepwater	705	746	702	900	1,179
Towing-supply	1,089	1,435	1,446	1,240	1,455
Other	3	92	91	90	92
Total	1,797	2,273	2,239	2,230	2,726
Africa/Europe fleet:
Deepwater	947	920	1,047	1,310	1,507
Towing-supply	1,652	1,576	1,554	1,637	1,507
Other	1,295	1,382	1,896	1,887	1,620
Total	3,894	3,878	4,497	4,834	4,634
Worldwide fleet:
Deepwater	3,217	4,025	3,859	4,084	4,676
Towing-supply	3,446	3,900	3,849	3,777	3,931
Other	1,504	1,842	2,260	2,247	1,988
Total	8,167	9,767	9,968	10,108	10,595

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,328	1,186	1,621	1,816	1,822
Towing-supply	736	884	1,092	1,080	1,043
Other	368	368	455	450	460
Total	2,432	2,438	3,168	3,346	3,325
Middle East/Asia Pacific fleet:
Deepwater	1,203	1,186	1,299	1,170	889
Towing-supply	2,515	2,545	2,528	2,712	2,777
Other	—	—	—	—	—
Total	3,718	3,731	3,827	3,882	3,666
Africa/Europe fleet:
Deepwater	3,125	3,076	2,685	2,340	2,315
Towing-supply	2,067	2,469	2,450	2,249	2,449
Other	1,557	1,639	1,456	1,533	1,876
Total	6,749	7,184	6,591	6,122	6,640
Worldwide fleet:
Deepwater	5,656	5,448	5,605	5,326	5,026
Towing-supply	5,318	5,898	6,070	6,041	6,269
Other	1,925	2,007	1,911	1,983	2,336
Total	12,899	13,353	13,586	13,350	13,631

Note (Q): Available Days - Active Fleet equals Available Days - Total Fleet less Out-Of-Service - Stacked Days.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	32.2%	20.5%	23.4%	29.7%	32.1%
Towing-supply	39.0	36.1	36.4	41.8	36.4
Other	60.8	45.3	50.0	45.7	37.0
Total	37.6%	28.1%	30.3%	35.2%	34.0%
Middle East/Asia Pacific fleet:
Deepwater	48.7%	44.0%	54.4%	45.9%	35.9%
Towing-supply	57.7	57.1	57.2	54.2	52.9
Other	—	—	—	—	—
Total	54.5%	52.0%	55.4%	50.6%	46.7%
Africa/Europe fleet:
Deepwater	57.2%	58.6%	51.7%	53.6%	42.9%
Towing-supply	43.5	46.4	51.7	42.1	47.4
Other	44.8	42.6	31.3	31.0	37.6
Total	49.1%	49.7%	45.6%	42.5%	42.8%
Worldwide fleet:
Deepwater	47.2%	41.3%	41.1%	42.6%	37.2%
Towing-supply	48.6	48.9	50.9	46.9	47.5
Other	47.4	42.1	33.9	32.8	36.7
Total	47.8%	44.7%	44.0%	42.6%	41.4%

Note (R): Utilization Total Fleet equals Days Worked / Available Days Total Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	70.2%	61.2%	53.8%	60.4%	67.2%
Towing-supply	76.4	72.3	64.7	76.6	70.3
Other	94.8	90.6	79.9	73.1	59.2
Total	75.8%	69.7%	61.3%	67.3%	67.1%
Middle East/Asia Pacific fleet:
Deepwater	77.2%	71.6%	83.8%	81.2%	83.6%
Towing-supply	82.7	89.4	89.9	79.0	80.6
Other	—	—	—	—	—
Total	80.9%	83.7%	87.8%	79.7%	81.4%
Africa/Europe fleet:
Deepwater	74.5%	76.1%	71.9%	83.7%	70.8%
Towing-supply	78.2	76.0	84.6	72.7	76.6
Other	82.0	78.4	72.1	69.1	70.0
Total	77.4%	76.6%	76.6%	76.0%	72.7%
Worldwide fleet:
Deepwater	74.1%	71.9%	69.4%	75.2%	71.8%
Towing-supply	80.1	81.2	83.2	76.2	77.3
Other	84.5	80.6	74.0	70.0	67.9
Total	78.1%	77.3%	76.2%	74.9%	73.7%

Note (S): Utilization Active Fleet equals Days Worked / Available Days - Active Fleet.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2017	2017	2017	2017	2016
AVERAGE VESSEL DAY RATES:

Americas fleet:
Deepwater (T)	$18,301	19,429	19,869	57,311	25,181
Towing-supply	14,700	14,577	15,959	17,816	16,239
Other	8,628	8,968	9,071	9,015	10,384
Total (T)	$15,372	15,550	16,423	35,756	20,436
Middle East/Asia Pacific fleet:
Deepwater	$9,762	9,883	9,825	9,927	11,576
Towing-supply	6,787	7,398	7,511	8,045	7,872
Other	—	—	—	—	—
Total	$7,705	8,073	8,261	8,623	8,795
Africa/Europe fleet:
Deepwater	$10,625	10,753	11,482	11,763	13,262
Towing-supply	12,644	12,348	13,040	13,940	13,917
Other	3,602	3,854	3,265	3,652	4,169
Total	$9,533	9,685	10,413	10,682	11,042
Worldwide fleet:
Deepwater (T)	$12,142	12,172	12,897	23,797	16,961
Towing-supply	10,056	10,295	10,961	11,893	11,476
Other	4,681	4,906	4,759	4,922	5,235
Total (T)	$10,056	10,162	10,842	15,693	12,461

Note (T):  Included in Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total average day rates for the quarter ended March 31, 2017 (Predecessor) is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, Americas fleet deepwater, Americas fleet total, Worldwide fleet deepwater and Worldwide fleet total average day rates would have been $21,602, $18,374, $14,021 and $11,778, respectively, for the quarter ended March 31, 2017 (Predecessor).

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2017	2017	2017	2017	2016
Americas
Vessel revenues (U)	$28,335	26,410	31,887	80,533	45,577

Vessel operating costs:
Crew costs	$11,190	12,652	14,457	15,761	16,416
Routine repairs and maintenance	2,203	2,210	2,705	2,879	3,017
Major repairs	(144)	4,167	1,136	7	1,435
Insurance and loss reserves	788	605	933	(519)	664
Fuel, lube and supplies	2,413	2,935	3,394	3,896	2,382
Other	1,321	2,307	4,655	3,555	3,216
Total vessel operating costs	$17,771	24,876	27,280	25,579	27,130

Vessel operating margin ($)	$10,564	1,534	4,607	54,954	18,447
Vessel operating margin (%)	37.3%	5.8%	14.4%	68.2%	40.5%

Vessel operating lease expense	$—	62	3,787	6,627	6,626
Vessel depreciation	$3,386	5,488	10,748	11,297	12,039
Amortization of deferred drydocking and survey costs	$86	4	—	—	—
Vessel operations general and administrative expenses	$6,040	5,481	5,771	6,412	6,024
Vessel operating profit (loss)	$1,052	(9,501)	(15,699)	30,618	(6,242)

Americas - Select operating statistics
Average vessels - Total fleet (V)	53	66	70	71	71
Utilization - Total fleet	37.6%	28.1%	30.3%	35.2%	34.0%

Average vessels - Active fleet (V)	26	27	35	37	36
Utilization - Active fleet	75.8%	69.7%	61.3%	67.3%	67.1%

Average day rates (U)	$15,372	15,550	16,423	35,756	20,436

Vessels commencing drydocks	3	7	2	2	2

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$(144)	4,167	1,136	7	1,435
Cash paid for deferred drydocking and survey costs	$554	243	—	—	—
	$410	4,410	1,136	7	1,435

Deferred drydocking and survey costs - beginning balance	$239	—	—	—	—
Cash paid for deferred drydocking and survey costs	$554	243	—	—	—
Amortization of deferred drydocking and survey costs	$86	4	—	—	—
Deferred drydocking and survey costs - ending balance	$707	239	—	—	—

Note (U):  Included in Americas vessel revenue for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, Americas average day rates would have been $18,374 for the quarter ended March 31, 2017.

Note (V): Average leased vessels - Total fleet	—	10	11	11	11
Average leased vessels - Active fleet	—	3	4	4	5

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2017	2017	2017	2017	2016
Middle East/Asia Pacific
Vessel revenues	$23,176	25,216	27,766	26,678	26,233

Vessel operating costs:
Crew costs	$8,666	9,101	9,795	9,495	9,264
Routine repairs and maintenance	1,733	2,387	2,164	2,318	1,801
Major repairs	442	320	511	3,988	1,631
Insurance and loss reserves	771	626	681	(732)	659
Fuel, lube and supplies	2,653	1,725	1,539	2,543	1,568
Other	2,723	2,977	2,908	3,351	3,963
Total vessel operating costs	$16,988	17,136	17,598	20,963	18,886

Vessel operating margin ($)	$6,188	8,080	10,168	5,715	7,347
Vessel operating margin (%)	26.7%	32.0%	36.6%	21.4%	28.0%

Vessel operating lease expense	$—	—	—	—	—
Vessel depreciation	$2,905	4,028	7,746	8,499	10,677
Amortization of deferred drydocking and survey costs	$4	—	—	—	—
Vessel operations general and administrative expenses	$3,772	3,226	3,738	3,380	5,038
Vessel operating profit (loss)	$(493)	826	(1,316)	(6,164)	(8,368)

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	60	65	67	68	69
Utilization - Total fleet	54.5%	52.0%	55.4%	50.6%	46.7%

Average vessels - Active fleet	40	40	42	44	39
Utilization - Active fleet	80.9%	83.7%	87.8%	79.7%	81.4%

Average day rates	$7,705	8,073	8,261	8,623	8,795

Vessels commencing drydocks	5	1	1	5	3

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$442	320	511	3,988	1,631
Cash paid for deferred drydocking and survey costs	$209	—	—	—	—
	$651	320	511	3,988	1,631

Deferred drydocking and survey costs - beginning balance	$—	—	—	—	—
Cash paid for deferred drydocking and survey costs	$209	—	—	—	—
Amortization of deferred drydocking and survey costs	$4	—	—	—	—
Deferred drydocking and survey costs - ending balance	$205	—	—	—	—

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2017	2017	2017	2017	2016
Africa/Europe
Vessel revenues	$49,802	53,285	52,604	49,694	53,310

Vessel operating costs:
Crew costs	$17,292	20,395	17,958	16,573	17,704
Routine repairs and maintenance	3,391	3,674	3,338	3,324	3,384
Major repairs	85	2,811	3,990	4,558	1,946
Insurance and loss reserves	1,387	1,273	1,510	(516)	819
Fuel, lube and supplies	4,334	5,181	4,495	2,840	3,832
Other	6,953	9,620	7,604	7,524	8,657
Total vessel operating costs	$33,442	42,954	38,895	34,303	36,342

Vessel operating margin ($)	$16,360	10,331	13,709	15,391	16,968
Vessel operating margin (%)	32.9%	19.4%	26.1%	31.0%	31.8%

Vessel operating lease expense	$91	1,685	1,755	1,816	1,815
Vessel depreciation	$5,188	8,855	16,398	16,377	17,166
Amortization of deferred drydocking and survey costs	$112	—	—	—	—
Vessel operations general and administrative expenses	$10,134	8,386	8,493	9,653	9,546
Vessel operating loss	$835	(8,595)	(12,937)	(12,455)	(11,559)

Africa/Europe - Select operating statistics
Average vessels - Total fleet (W)	116	120	122	122	123
Utilization - Total fleet	49.1%	49.7%	45.6%	42.5%	42.8%

Average vessels - Active fleet (W)	74	78	73	68	73
Utilization - Active fleet	77.4%	76.6%	76.6%	76.0%	72.7%

Average day rates	$9,533	9,685	10,413	10,682	11,042

Vessels commencing drydocks	2	8	6	7	4

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$85	2,811	3,990	4,558	1,946
Cash paid for deferred drydocking and survey costs	$2,259	149	—	—	—
	$2,344	2,960	3,990	4,558	1,946

Deferred drydocking and survey costs - beginning balance	$149	—	—	—	—
Cash paid for deferred drydocking and survey costs	$2,259	149	—	—	—
Amortization of deferred drydocking and survey costs	$112	—	—	—	—
Deferred drydocking and survey costs - ending balance	$2,296	149	—	—	—

Note (W): Average leased vessels - Total fleet	—	5	5	5	5
Average leased vessels - Active fleet	—	5	5	4	4

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2017	2017	2017	2017	2016
Worldwide
Vessel revenues (X)	$101,313	104,911	112,257	156,905	125,120

Vessel operating costs:
Crew costs	$37,148	42,148	42,210	41,829	43,384
Routine repairs and maintenance	7,327	8,271	8,207	8,521	8,202
Major repairs	383	7,298	5,637	8,553	5,012
Insurance and loss reserves	2,946	2,504	3,124	(1,767)	2,142
Fuel, lube and supplies	9,400	9,841	9,428	9,279	7,782
Other	10,997	14,904	15,167	14,430	15,836
Total vessel operating costs	$68,201	84,966	83,773	80,845	82,358

Vessel operating margin ($)	$33,112	19,945	28,484	76,060	42,762
Vessel operating margin (%)	32.7%	19.0%	25.4%	48.5%	34.2%

Vessel operating lease expense	$91	1,747	5,542	8,443	8,441
Vessel depreciation	$11,479	18,371	34,892	36,173	39,882
Amortization of deferred drydocking and survey costs	$202	4	—	—	—
Vessel operations general and administrative expenses	$19,946	17,093	18,002	19,445	20,608
Vessel operating profit (loss)	$1,394	(17,270)	(29,952)	11,999	(26,169)

Worldwide - Select operating statistics
Average vessels - Total fleet (Y)	229	251	259	261	263
Utilization - Total fleet	47.8%	44.7%	44.0%	42.6%	41.4%

Average vessels - Active fleet (Y)	140	145	150	149	148
Utilization - Active fleet	78.1%	77.3%	76.2%	74.9%	73.7%

Average day rates (X)	$10,056	10,162	10,842	15,693	12,461

Vessels commencing drydocks	10	16	9	14	9

Major repairs expense and deferred drydocking and survey costs:
Major repairs expense	$383	7,298	5,637	8,553	5,012
Cash paid for deferred drydocking and survey costs	$3,022	392	—	—	—
	$3,405	7,690	5,637	8,553	5,012

Deferred drydocking and survey costs - beginning balance	$388	—	—	—	—
Cash paid for deferred drydocking and survey costs	$3,022	392	—	—	—
Amortization of deferred drydocking and survey costs	$202	4	—	—	—
Deferred drydocking and survey costs - ending balance	$3,208	388	—	—	—

Note (X):  Included in Worldwide vessel revenue for the quarter ended March 31, 2017 is $39.1 million of revenue related to the early cancellation of a long-term vessel charter contract. Excluding the early cancellation revenue, Worldwide average day rates would have been $11,778 for the quarter ended March 31, 2017.

Note (Y): Average leased vessels - Total fleet	—	15	16	16	16
Average leased vessels - Active fleet	—	8	9	8	9

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2017	2017	2017	2017	2016

Consolidated EBITDA (Z) (AA) (AB)	$13,255	(2,760)	6,085	55,007	18,842

Restructuring-related professional services costs	(2,031)	(23,494)	(11,874)	(16,805)	(5,188)
Asset impairments	(16,777)	(21,325)	(163,423)	(64,857)	(253,422)
Sale leaseback redelivery costs	(388)	(1,244)	—	—	—
Reorganization items (excluding professional services and sale leaseback redelivery costs)	—	(1,060,871)	(308,011)	—	—
Interest and other debt costs	(7,769)	(5,814)	(10,605)	(21,008)	(18,587)
Income tax benefit (expense)	2,706	(3,216)	(295)	(1,717)	2,884
Depreciation	(11,993)	(19,298)	(36,287)	(37,592)	(41,302)
Amortization of deferred drydocking and survey costs	(202)	(4)	—	—	—

Net loss	$(23,199)	(1,138,026)	(524,410)	(86,972)	(296,773)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2017	2017	2017	2017	2016

Consolidated EBITDA (Z) (AA) (AB)	$13,255	(2,760)	6,085	55,007	18,842

Restructuring-related professional service costs	(2,031)	(23,494)	(11,874)	(16,805)	(5,188)
Sale leaseback redelivery costs	(388)	(1,244)	—	—	—
Cash paid for interest	(8,164)	(1,203)	(433)	(8,218)	(28,260)
Cash paid for taxes	(3,262)	(2,521)	(3,611)	(2,167)	(7,959)
Cash paid for deferred drydocking costs	(3,022)	(392)	—	—	—
Change in net working capital, excluding cash	(4,874)	18,585	(9,856)	42,205	(13,247)
Equity in net (earnings) losses of unconsol. companies	(825)	(1,574)	(4,101)	(2,841)	(1,557)
Stock-based compensation expense	2,558	2,554	326	(888)	1,538
Gain on asset disposition	(6,612)	(376)	(3,189)	(6,064)	(6,139)
Changes in other, net	(4,372)	(3,608)	3,706	9,921	2,243

Net cash provided (used) in operating activities	$(17,737)	(16,033)	(22,947)	70,150	(39,727)

Note (Z):  Consolidated EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization, asset impairment charges, restructuring-related professional services costs and costs related to the redelivery of sale leaseback vessels. Restructuring-related professional services and sale leaseback redelivery costs have been separately presented in the above table. Restructuring-related professional services costs incurred prior to May 17, 2017 were included in general and administrative expenses and such costs incurred subsequent to May 17, 2017 were included in reorganization items in the company's Condensed Consolidated Statements of Earnings (Loss).

Note (AA):  Consolidated EBITDA for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017, and December 31, 2016  includes non-cash, stock-based compensation expense of $2,558, $2,554, $326, $(888), and $1,538, respectively.

Note (AB):  Consolidated EBITDA for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016 includes vessel operating lease expense of $91, $1,747, $5,542, $8,443, and $8,441, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA as a non-GAAP financial measure in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income) before interest and other debt costs, income tax expense, depreciation and amortization, reorganization items, asset impairments, and restructuring-related professional services costs included in general and administrative expenses. Our measure of EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA differently than we do, which may limit its usefulness as a comparative measure.

We view EBITDA both as a performance and liquidity measure and, as such, we believe that the GAAP financial measures most directly comparable to it are net income and net cash provided (used) in operating activities, respectively. Because EBITDA is not a measure of financial performance calculated in accordance with GAAP, it should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA is widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe EBITDA provides additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter to quarter and year to year.

EBITDA is also a financial metric used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

For illustrative purposes, the company has combined the Successor and Predecessor results to derive combined results for the three months ended September 30, 2017. The combination was generated by addition of comparable financial statement line items. However, because of various adjustments to the consolidated financial statements in connection with the application of fresh-start reporting, including asset valuation adjustments and liability adjustments, the results of operations for the Successor may not be comparable to those of the Predecessor.